Exhibit 99.1
TREEHOUSE FOODS, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

On August 1, 2019, Bay Valley Foods, LLC and TreeHouse Private Brands, Inc., wholly owned subsidiaries of TreeHouse Foods, Inc. (“TreeHouse” or the "Company"), completed the previously announced sale of Flagstone Foods, Inc. and Nutcracker Brands, Inc., constituting the Company’s Snacks Division for a base sale price of $90.0 million, subject to customary post-closing adjustments pursuant to the terms of a Stock Purchase Agreement, dated as of July 8, 2019. The sale is considered a significant disposition for purposes of Item 2.01 of Form 8-K.

The following unaudited Pro Forma Condensed Consolidated Financial Statements were derived from the historical Condensed Consolidated Financial Statements of TreeHouse, which were prepared in accordance with generally accepted accounting principles in the United States of America ("GAAP").

The unaudited Pro Forma Condensed Consolidated Statements of Operations present the consolidated results of continuing operations, assuming the transaction closed on January 1, 2016. The unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2019, presents the consolidated financial position of TreeHouse, assuming the sale occurred on that date.

On May 1, 2019, TreeHouse Private Brands, Inc., a wholly owned subsidiary of TreeHouse Foods, Inc., entered into a definitive agreement to sell its Ready-to-eat ("RTE") Cereal business. The transaction is presently being reviewed by the Federal Trade Commission. The RTE business has been classified as held for sale as of June 30, 2019. For additional information, the unaudited Pro Forma Condensed Consolidated Financial Statements include additional columns assuming the sale of the RTE business occurred on January 1, 2016 for purposes of the unaudited Pro Forma Condensed Consolidated Statements of Operations and on June 30, 2019 for purposes of the unaudited Pro Forma Condensed Consolidated Balance Sheet.

The unaudited Pro Forma Condensed Consolidated Financial Statements of TreeHouse are based on currently available information and assumptions that the Company believes are reasonable, that reflect the impact of events directly attributable to the dispositions that are factually supportable, and for purposes of the unaudited Pro Forma Condensed Consolidated Statements of Operations, that are expected to have a continuing impact on TreeHouse. The unaudited Pro Forma Consolidated Financial Statements of TreeHouse are presented based on information currently available, are intended for informational purposes only, and do not purport to represent what TreeHouse’s financial position and results of operations actually would have been had the dispositions and related events occurred on the dates indicated, or to project TreeHouse’s financial performance for any future period. Specifically, among other things, the statements do not include adjustments related to items affecting comparability, the effects of transition services arrangements with the buyers, or the impact of any future action TreeHouse may take to align its cost structure with the remaining TreeHouse business.

The unaudited Pro Forma Condensed Consolidated Financial Statements are subject to the assumptions and adjustments described herein. The assumptions and adjustments are based on information presently available. Actual adjustments may differ materially from the information presented. The unaudited Pro Forma Condensed Consolidated Financial Information and accompanying notes should be read in connection with the historical financial statements of TreeHouse included in its Annual Report on Form 10-K for the year ended December 31, 2018, and its Quarterly Report on Form 10-Q for the period ended June 30, 2019.

Beginning in the third quarter of 2019, the Company expects to present both the Snacks and RTE Cereal businesses as discontinued operations in the Quarterly Report on Form 10-Q. The Company believes that the adjustments included within the Snacks Discontinued Operations and the RTE Cereal Discontinued Operations column of the unaudited Pro Forma Condensed Consolidated Financial Statements are consistent with the guidance for discontinued operations under GAAP. TreeHouse's current estimates on a discontinued operations basis are preliminary and could change as the Company finalizes discontinued operations accounting to be reported in the Quarterly Report on Form 10-Q for the three and nine month periods ending September 30, 2019 and the Annual Report on Form 10-K for the year ending December 31, 2019.

Effective April 1, 2019, the Company changed its method of valuing its Pickle inventory in its Meal Solutions segment from the last-in, first-out (LIFO) method to the first-in, first-out (FIFO) method. Prior period information included in this Form 8-K has been adjusted to apply the FIFO method retrospectively.

TREEHOUSE FOODS, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the three months ended June 30, 2019
(In millions, except per share amounts)

	Historical TreeHouse	Less: Snacks Discontinued Operations (a)	Less: RTE Cereal Discontinued Operations (b)	TreeHouse Continuing Operations	Pro Forma Adjustments		Pro Forma TreeHouse Continuing Operations
Net sales	$1,250.7	$170.8	$55.0	$1,024.9	$—		$1,024.9
Cost of sales	1,051.7	169.3	46.1	836.3	—		836.3
Gross profit	199.0	1.5	8.9	188.6	—		188.6
Operating expenses:
Selling and distribution	68.3	5.4	3.1	59.8	—		59.8
General and administrative	95.1	6.3	2.4	86.4	—		86.4
Amortization expense	19.3	0.3	0.4	18.6	—		18.6
Asset impairment	130.4	66.5	63.9	—	—		—
Other operating expense, net	35.5	1.3	1.4	32.8	—		32.8
Total operating expenses	348.6	79.8	71.2	197.6	—		197.6
Operating loss	(149.6)	(78.3)	(62.3)	(9.0)	—		(9.0)
Other expense (income):
Interest expense (income)	27.9	—	—	27.9	(1.8)	(c)	26.1
Gain on foreign currency exchange	(1.3)	—	—	(1.3)	—		(1.3)
Other expense, net	24.2	—	—	24.2	—		24.2
Total other expense (income)	50.8	—	—	50.8	(1.8)		49.0
(Loss) income before income taxes	(200.4)	(78.3)	(62.3)	(59.8)	1.8		(58.0)
Income tax (benefit) expense	(28.6)	(12.6)	(10.0)	(6.0)	0.4	(c)	(5.6)
Net (loss) income	$(171.8)	$(65.7)	$(52.3)	$(53.8)	$1.4		$(52.4)

Net loss per basic share	$(3.05)			$(0.96)			$(0.93)
Net loss per diluted share	$(3.05)			$(0.96)			$(0.93)

Weighted average shares -- basic	56.3			56.3			56.3
Weighted average shares -- diluted	56.3			56.3			56.3

See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

TREEHOUSE FOODS, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the six months ended June 30, 2019
(In millions, except per share amounts)

	Historical TreeHouse	Less: Snacks Discontinued Operations (a)	Less: RTE Cereal Discontinued Operations (b)	TreeHouse Continuing Operations	Pro Forma Adjustments		Pro Forma TreeHouse Continuing Operations
Net sales	$2,551.8	$347.9	$112.9	$2,091.0	$—		$2,091.0
Cost of sales	2,157.7	352.6	98.1	1,707.0	—		1,707.0
Gross profit	394.1	(4.7)	14.8	384.0	—		384.0
Operating expenses:
Selling and distribution	147.5	11.4	6.2	129.9	—		129.9
General and administrative	161.0	9.3	2.9	148.8	—		148.8
Amortization expense	40.9	0.7	1.5	38.7	—		38.7
Asset impairment	130.4	66.5	63.9	—	—		—
Other operating expense, net	64.3	1.3	2.1	60.9	—		60.9
Total operating expenses	544.1	89.2	76.6	378.3	—		378.3
Operating (loss) income	(150.0)	(93.9)	(61.8)	5.7	—		5.7
Other expense (income):
Interest expense (income)	54.8	—	—	54.8	(3.6)	(c)	51.2
Interest income	—	—	—	—	—		—
Gain on foreign currency exchange	(1.7)	—	—	(1.7)	—		(1.7)
Other expense, net	36.4	—	—	36.4	—		36.4
Total other expense (income)	89.5	—	—	89.5	(3.6)		85.9
(Loss) income before income taxes	(239.5)	(93.9)	(61.8)	(83.8)	3.6		(80.2)
Income tax (benefit) expense	(40.8)	(15.2)	(9.9)	(15.7)	0.9	(c)	(14.8)
Net (loss) income	$(198.7)	$(78.7)	$(51.9)	$(68.1)	$2.7		$(65.4)

Net loss per basic share	$(3.54)			$(1.21)			$(1.16)
Net loss per diluted share	$(3.54)			$(1.21)			$(1.16)

Weighted average shares -- basic	56.2			56.2			56.2
Weighted average shares -- diluted	56.2			56.2			56.2

See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

TREEHOUSE FOODS, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the year ended December 31, 2018
(In millions, except per share amounts)

	Historical TreeHouse (1)	Less: Snacks Discontinued Operations (a)	Less: RTE Cereal Discontinued Operations (b)	TreeHouse Continuing Operations	Pro Forma Adjustments		Pro Forma TreeHouse Continuing Operations
Net sales	$5,812.1	$962.2	$264.4	$4,585.5	$—		$4,585.5
Cost of sales	4,860.7	932.3	234.9	3,693.5	—		3,693.5
Gross profit	951.4	29.9	29.5	892.0	—		892.0
Operating expenses:
Selling and distribution	378.4	32.6	17.3	328.5	—		328.5
General and administrative	280.0	14.0	1.8	264.2	—		264.2
Amortization expense	86.4	1.7	4.5	80.2	—		80.2
Other operating expense, net	142.7	3.1	3.8	135.8	—		135.8
Total operating expenses	887.5	51.4	27.4	808.7	—		808.7
Operating income (loss)	63.9	(21.5)	2.1	83.3	—		83.3
Other expense (income):
Interest expense (income)	114.6	—	—	114.6	(6.7)	(c)	107.9
Loss on foreign currency exchange	8.6	—	—	8.6	—		8.6
Other expense, net	29.5	4.8	—	24.7	—		24.7
Total other expense (income)	152.7	4.8	—	147.9	(6.7)		141.2
(Loss) income before income taxes	(88.8)	(26.3)	2.1	(64.6)	6.7		(57.9)
Income tax (benefit) expense	(24.4)	(9.9)	0.5	(15.0)	1.7	(c)	(13.3)
Net (loss) income	$(64.4)	$(16.4)	$1.6	$(49.6)	$5.0		$(44.6)

Net loss per basic share	$(1.15)			$(0.89)			$(0.80)
Net loss per diluted share	$(1.15)			$(0.89)			$(0.80)

Weighted average shares -- basic	56.0			56.0			56.0
Weighted average shares -- diluted	56.0			56.0			56.0

(1) These balances have been recast from the amounts previously reported as a result of the change in Pickle inventory valuation method from LIFO to FIFO. Refer to the Company's Form 10-Q and Form 8-K filed on August 1, 2019 for additional information.

See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

TREEHOUSE FOODS, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the year ended December 31, 2017
(In millions, except per share amounts)

	Historical TreeHouse (1)	Less: Snacks Discontinued Operations (a)	Less: RTE Cereal Discontinued Operations (b)	TreeHouse Continuing Operations	Pro Forma Adjustments	Pro Forma TreeHouse Continuing Operations
Net sales	$6,307.1	$1,159.9	$295.8	$4,851.4	$—	$4,851.4
Cost of sales	5,221.8	1,089.8	258.7	3,873.3	—	3,873.3
Gross profit	1,085.3	70.1	37.1	978.1	—	978.1
Operating expenses:
Selling and distribution	402.3	38.4	18.4	345.5	—	345.5
General and administrative	298.4	13.6	1.6	283.2	—	283.2
Amortization expense	114.1	24.1	4.5	85.5	—	85.5
Impairment of goodwill and other intangible assets	549.7	490.7	—	59.0	—	59.0
Other operating expense, net	128.7	0.7	2.6	125.4	—	125.4
Total operating expenses	1,493.2	567.5	27.1	898.6	—	898.6
Operating (loss) income	(407.9)	(497.4)	10.0	79.5	—	79.5
Other expense (income):
Interest expense	126.8	—	—	126.8	—	126.8
Gain on foreign currency exchange	(5.0)	—	—	(5.0)	—	(5.0)
Other income, net	(10.0)	(0.1)	—	(9.9)	—	(9.9)
Total other expense (income)	111.8	(0.1)	—	111.9	—	111.9
(Loss) income before income taxes	(519.7)	(497.3)	10.0	(32.4)	—	(32.4)
Income tax (benefit) expense	(240.2)	(101.7)	3.3	(141.8)	—	(141.8)
Net (loss) income	$(279.5)	$(395.6)	$6.7	$109.4	$—	$109.4

Net (loss) income per basic share	$(4.89)			$1.92		$1.92
Net (loss) income per diluted share	$(4.89)			$1.90		$1.90

Weighted average shares -- basic	57.1			57.1		57.1
Weighted average shares -- diluted	57.1			57.6		57.6

(1) These balances have been recast from the amounts previously reported as a result of the change in Pickle inventory valuation method from LIFO to FIFO. Refer to the Company's Form 10-Q and Form 8-K filed on August 1, 2019 for additional information.

See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

TREEHOUSE FOODS, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the year ended December 31, 2016
(In millions, except per share amounts)

	Historical TreeHouse (1)	Less: Snacks Discontinued Operations (a)	Less: RTE Cereal Discontinued Operations (b)	TreeHouse Continuing Operations	Pro Forma Adjustments	Pro Forma TreeHouse Continuing Operations
Net sales	$6,175.1	$1,086.5	$325.1	$4,763.5	$—	$4,763.5
Cost of sales	5,047.2	983.8	268.1	3,795.3	—	3,795.3
Gross profit	1,127.9	102.7	57.0	968.2	—	968.2
Operating expenses:
Selling and distribution	404.8	35.5	20.5	348.8	—	348.8
General and administrative	340.0	12.7	1.6	325.7	—	325.7
Amortization expense	109.9	24.2	4.1	81.6	—	81.6
Impairment of goodwill and other intangible assets	352.2	337.2	—	15.0	—	15.0
Other operating expense, net	14.7	—	0.1	14.6	—	14.6
Total operating expenses	1,221.6	409.6	26.3	785.7	—	785.7
Operating (loss) income	(93.7)	(306.9)	30.7	182.5	—	182.5
Other expense (income):
Interest expense	119.2	—	—	119.2	—	119.2
Gain on foreign currency exchange	(5.6)	—	—	(5.6)	—	(5.6)
Other expense (income), net	(13.7)	0.2	—	(13.9)	—	(13.9)
Total other expense	99.9	0.2	—	99.7	—	99.7
(Loss) income before income taxes	(193.6)	(307.1)	30.7	82.8	—	82.8
Income tax expense (benefit)	33.9	(2.1)	11.0	25.0	—	25.0
Net (loss) income	$(227.5)	$(305.0)	$19.7	$57.8	$—	$57.8

Net (loss) income per basic share	$(4.08)			$1.04		$1.04
Net (loss) income per diluted share	$(4.08)			$1.02		$1.02

Weighted average shares -- basic	55.7			55.7		55.7
Weighted average shares -- diluted	55.7			56.4		56.4

(1) These balances have been recast from the amounts previously reported as a result of the change in Pickle inventory valuation method from LIFO to FIFO.

See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

TREEHOUSE FOODS, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
As of June 30, 2019
(In millions, except per share amounts)

	Historical TreeHouse	Less: Snacks Discontinued Operations (a)	Less: RTE Cereal Discontinued Operations (b)	TreeHouse Continuing Operations	Add: Pro Forma Adjustments		Pro Forma TreeHouse Continuing Operations
ASSETS
Current assets:
Cash and cash equivalents	$63.7	$—	$—	$63.7	$50.0	(d)	$113.7
Receivables, net	301.3	—	—	301.3	—		301.3
Inventories	842.1	143.4	—	698.7	—		698.7
Assets held for sale	142.5	—	139.0	3.5	—		3.5
Prepaid expenses and other current assets	83.7	0.5	—	83.2	(12.3)	(f)	70.9
Total current assets	1,433.3	143.9	139.0	1,150.4	37.7		1,188.1
Property, plant and equipment, net	1,149.2	14.3	—	1,134.9	—		1,134.9
Operating lease right-of-use assets	218.6	15.2	—	203.4	—		203.4
Goodwill	2,112.7	—	—	2,112.7	—		2,112.7
Intangible assets, net	635.5	—	—	635.5	—		635.5
Other assets, net	43.6	—	—	43.6	—		43.6
Total assets	$5,592.9	$173.4	$139.0	$5,280.5	$37.7		$5,318.2
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$525.6	$—	$—	$525.6	$—		$525.6
Accrued expenses	303.2	1.8	0.9	300.5	—		300.5
Current portion of long-term debt	7.9	—	—	7.9	—		7.9
Total current liabilities	836.7	1.8	0.9	834.0	—		834.0
Long-term debt	2,257.6	—	—	2,257.6	(164.6)	(d)	2,093.0
Operating lease liabilities	194.4	15.3	—	179.1	—		179.1
Deferred income taxes	161.0	(18.0)	—	179.0	(12.3)	(f)	166.7
Other long-term liabilities	159.9	—	—	159.9	—		159.9
Total liabilities	3,609.6	(0.9)	0.9	3,609.6	(176.9)		3,432.7
Commitments and contingencies
Stockholders’ equity:
Preferred stock, par value $0.01 per share, 10.0 shares authorized, none issued	—	—	—	—	—		—
Common stock, par value $0.01 per share, 90.0 shares authorized, 56.2 issued and outstanding at June 30, 2019	0.6	—	—	0.6	—		0.6
Treasury stock	(83.3)	—	—	(83.3)	—		(83.3)
Additional paid-in capital	2,143.5	—	—	2,143.5	—		2,143.5
Retained earnings (deficit)	5.3	174.3	138.1	(307.1)	214.6	(e)	(92.5)
Accumulated other comprehensive loss	(82.8)	—	—	(82.8)	—		(82.8)
Total stockholders’ equity	1,983.3	174.3	138.1	1,670.9	214.6		1,885.5
Total liabilities and stockholders’ equity	$5,592.9	$173.4	$139.0	$5,280.5	$37.7		$5,318.2
See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

TREEHOUSE FOODS, INC.
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(a) The Snacks Discontinued Operations column in the unaudited Pro Forma Condensed Consolidated Financial Statements represents the historical financial results directly attributable to the Snacks business in accordance with Financial Accounting Standards Board Accounting Standards Codification 205, "Presentation of Financial Statements" ("ASC 205"). Separation costs included in this column for the unaudited Pro Forma Condensed Consolidated Statements of Operations are $5.0 million, $5.8 million, and $6.4 million for the three and six months ended June 30, 2019 and for the year ended December 31, 2018, respectively.

(b) The RTE Cereal Discontinued Operations column in the unaudited Pro Forma Condensed Consolidated Financial Statements represents the historical financial results directly attributable to the RTE Cereal business in accordance with Financial Accounting Standards Board Accounting Standards Codification 205, "Presentation of Financial Statements" ("ASC 205"). Separation costs included in this column for the unaudited Pro Forma Condensed Consolidated Statements of Operations are $1.9 million, $2.1 million, and $0.5 million for the three and six months ended June 30, 2019 and for the year ended December 31, 2018, respectively.

(c) Reflects the reduction of interest expense incurred due to the mandatory long-term debt prepayment as described in note (d). The interest expense benefit was tax effected based on the statutory tax rates of TreeHouse in each of the periods presented.

(d) Reflects the base sale price from the Snacks and RTE Cereal transactions of $90.0 million and $110.0 million, respectively, and also includes an estimate of additional customary working capital adjustments. Mandatory prepayment of long-term debt with the net cash proceeds in excess of $50.0 million from the disposition is required under our credit agreements. The net cash proceeds ultimately recognized may change based on adjustments to transaction costs and post-closing adjustments as defined in the stock purchase agreement dated July 8, 2019 and the asset purchase agreement dated May 1, 2019.

(e) The estimated loss on the sale of Snacks of approximately $97.8 million (which the Company anticipates recognizing in the third quarter of 2019) is reflected as the difference between historical retained earnings and Pro Forma retained earnings. This estimate is based on the historical information as of June 30, 2019. The actual amount will be based on balances as of closing, and may differ from the information presented.

(f) Reflects the tax impact of the sale of RTE Cereal resulting in a reduction of $12.3 million in the Company’s net deferred tax liability and an increase in tax liability of the same amount.